Virtus Alternative Solutions Trust

Supplement dated December 7, 2020 to the Statutory Prospectus dated February 28, 2020, as supplemented

Important Notice to Investors

Effective March 1, 2021, the timing of the automatic conversion of Class C Shares to Class A shares will change from ten years after the purchase date to eight years after the purchase date. Disclosure in the Statutory Prospectus will be revised as described below. This means that effective March 1, 2021 if you acquired eligible Class C Shares at least eight years prior to March 1, 2021, your Class C Shares will convert automatically to Class A Shares.

In the section “Sales Charges” under the heading “What arrangement is best for you?” the paragraph describing Class C Shares will be replaced with the following:

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. Effective March 1, 2021, with certain exceptions, Class C Shares will convert to Class A Shares after eight years, thus reducing future annual expenses. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

In the section “Sales Charges” under the heading “Deferred Sales Charge Alternative – Class C Shares,” the second and third paragraphs will be replaced with the following:

From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after ten years. Effective March 1, 2021, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after eight years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

Investors should retain this supplement with the Statutory Prospectus for future reference.

VAST 8034 ClassCAutoConv (12/2020)

Virtus Alternative Solutions Trust

Supplement dated December 7, 2020 to the Statement of Additional Information (“SAI”)

dated February 28, 2020, as supplemented

Important Notice to Investors

Effective March 1, 2021, the timing of the automatic conversion of Class C Shares to Class A shares will change from ten years after the purchase date to eight years after the purchase date. Disclosure in the SAI will be revised as described below. This means that effective March 1, 2021 if you acquired eligible Class C Shares at least eight years prior to March 1, 2021, your Class C Shares will convert automatically to Class A Shares.

In the section “Purchase, Redemption and Pricing of Shares” under the heading “Alternative Purchase Arrangements,” the third and fourth paragraphs describing Class C Shares will be replaced with the following:

From January 1, 2019, to February 28, 2021, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after ten years. Effective March 1, 2021, with certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares (on a prorated basis), will automatically convert to Class A Shares after eight years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.

In addition, certain Class C Shares may be exchangeable in advance of the automatic conversion. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the Fund, and not through a financial intermediary, for fewer than the required number of years may be exchanged at the Fund’s or Transfer Agent’s discretion for Class A Shares if (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.

Investors should retain this supplement with the SAI for future reference.

VAST 8034B SAI ClassCAutoConv (12/2020)